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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):
                  MARCH 27, 1997 (MARCH 14, 1997)
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                            CIBER, INC.
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     (Exact name of registrant as specified in its charter)



           DELAWARE               0-23488           38-2046833
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(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)    Identification No.)


   5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO     80111
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        (Address of principal executive offices)       (Zip Code)


 Registrant's telephone number, including area code:  (303) 220-0100
                                                      --------------
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                                 CIBER, Inc.
                  Information to be included in the Report

ITEM 5.  OTHER EVENTS.

    On March 14, 1997 CIBER, Inc. acquired the business operations and certain assets of Minneapolis, Minnesota based Davis, Thomas & Associates, Inc. for approximately $13.5 million. The acquisition will be accounted for using the purchase method of accounting. As a result of this acquisition, the Company will record goodwill of approximately $13.1 million. A copy of the New Release announcing the acquisition is attached.

ITEM 7(c).  EXHIBITS

    1. News Release dated March 17, 1997 announcing the acquisition of Davis, Thomas & Associates, Inc.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CIBER, INC.



Date: March 27, 1997             By: /s/ CHRISTOPHER L. LOFFREDO
                                     ---------------------------------------
                                     Christopher L. Loffredo
                                     Vice President/Chief Accounting Officer

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EXHIBIT 1
                         -- CIBER, INC. NEWS RELEASE --

For Immediate Release                               Contact:
                                                    Kara Kennedy
                                                    Shareholder Relations
                                                    303/220-0100

                         CIBER ANNOUNCES ACQUISITION OF
                           DAVIS, THOMAS & ASSOCIATES

   Englewood, Colorado -- March 17, 1997 -- CIBER, Inc. ("CIBER") (Nasdaq -
CIBR) announced today the closing of an acquisition of the business operations and certain assets of privately-held Davis, Thomas & Associates, Inc. ("DTA"), Minneapolis, MN. DTA is presently operating at an approximate annual revenue rate of $14 million with offices in Minneapolis and the Chicago area, plus a development office in Bangalore, India. The acquisition adds approximately 120 consultants to CIBER's staff. The acquisition will be accounted for using the purchase method of accounting.
   "The acquisition of DTA serves CIBER well in a number of ways," stated Mac Slingerlend, CIBER's President/Chief Operating Officer. "We have long viewed Minneapolis as a very attractive marketplace; plus, we anticipate leveraging existing client relations, including those in our Rochester, Minnesota office. In addition, DTA's Chicago office will become a new branch of CIBER Network Services, Inc., specializing in the areas of networking integration and technical support. The acquisition of DTA also expands CIBER's international presence with the addition of the Bangalore office, where DTA has focused on recruiting and offshore project work. We look forward to working with DTA's founder and President, A. Gordon Thomas ("Gordy"), DTA Chicago Vice President, John Osterhout, and all DTA associates that are joining CIBER's team," Mr. Slingerlend continued.
   CIBER, Inc. is a nationwide provider of information technology consulting services. Through our approximately 2,600 highly trained consultants operating out of over 40 branch offices in over 20 states, plus offices in each of three foreign countries, CIBER offers services to its clients in four principal areas: information technology consulting services, package software implementation services, management consulting for "business/IT" problems and LAN/WAN consulting services.
   "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain of the statements made above may be considered forward-looking; and because such statements involve risks and uncertainties, actual results may vary materially from those referred to in such statements.
 Please refer to a discussion of certain of these risks and uncertainties in the Company's Annual Report on Form 10-K, plus Form 10-Qs and other Securities and Exchange Commission filings.

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        CIBER, INC., 5251  DTC PARKWAY, SUITE 1400, ENGLEWOOD, CO  80111
                               http://www.ciber.com